                                               As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                               Registration No. 33-32569

                                    ICAP II
                                   PROSPECTUS
                                JANUARY 29, 1999

               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT ONE

     The annuity has 12 investment choices -- 1 fixed account option and 11 variable investment portfolios listed below. The one year fixed account option is funded through Anchor National's General Account. Each of the 11 variable investment portfolios invest solely in the shares of one of the following currently available divisions of the Anchor Series Trust:

    - Foreign Securities Portfolio               - Multi-Asset Portfolio
    - Capital Appreciation Portfolio             - High Yield Portfolio
    - Growth Portfolio                           - Fixed Income Portfolio
    - Natural Resources Portfolio                - Government and Quality Bond Portfolio
    - Growth and Income Portfolio                - Money Market Portfolio
    - Strategic Multi-Asset Portfolio

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the ICAP II contract.

     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated January 29, 1999. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 28 of this prospectus. For a free copy of the SAI, call us at
(800)445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................     9
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................    10
     Anchor National Life Insurance Company.................    10
     Reinsurance of Previously Issued Contracts.............    11
     Separate Account.......................................    11
     General Account........................................    12
VARIABLE PORTFOLIO OPTIONS..................................    12
     Target '98 Portfolio...................................    13
     Voting Rights..........................................    13
     Substitution of Securities.............................    13
FIXED ACCOUNT OPTION........................................    13
     Allocations............................................    13
CONTRACT CHARGES............................................    13
     Insurance Charges......................................    14
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    14
     Annuity Charge.........................................    15
     Premium Tax............................................    15
     Income Taxes...........................................    15
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    16
     Annuitant..............................................    16
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    16
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    17
     Purchase Payments......................................    17
     Automatic Dollar Cost Averaging Program................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    19
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Distribution of Contracts..............................    20
     Withdrawals............................................    21
     Systematic Withdrawal Program..........................    21
     Texas Optional Retirement Program......................    21
     Minimum Contract Value.................................    22
INCOME PHASE................................................    22
     Annuity Date...........................................    22
     Income Options.........................................    22
     Transfers During the Income Phase......................    23
     Deferment of Payments..................................    24
ADMINISTRATION..............................................    24

                                                              PAGE
ITEM                                                          ----
TAXES.......................................................    25
     Annuity Contracts in General...........................    25
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    25
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    25
     Minimum Distributions..................................    26
     Diversification........................................    26
CUSTODIAN...................................................    27
LEGAL PROCEEDINGS...........................................    27
REGISTRATION STATEMENTS.....................................    27
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    28
FINANCIAL STATEMENTS........................................    28
APPENDIX A -- PREMIUM TAXES.................................   A-1

--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Anchor Series Trust, an open-end management investment company.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the ICAP II Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The ICAP II Variable Annuity is a contract between you and Anchor National (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on the fixed account option. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     The ICAP II Variable Annuity is a variable annuity with one fixed account option and eleven Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - Foreign Securities Portfolio                 - Multi-Asset Portfolio
        - Capital Appreciation Portfolio               - High Yield Portfolio
        - Growth Portfolio                             - Fixed Income Portfolio
        - Natural Resources Portfolio                  - Government and Quality Bond
        - Growth and Income Portfolio                    Portfolio
        - Strategic Multi-Asset Portfolio              - Money Market Portfolio

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Anchor National guarantees the interest rate credited to money in the fixed account option. The interest rate offered for the guarantee period may differ from time to time, but we will never credit less than a 4% annual effective rate.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account option. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, you may withdraw money from your contract at any time. After your first contract year, the first withdrawal you take each contract year will be free of a withdrawal charge if it does not exceed 10% of your total Purchase Payments still subject to a withdrawal charge, less prior withdrawals. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

     There are no withdrawal charges on that portion of your money invested for five years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .58% to 1.48%.

     If you take money out in excess of the free withdrawal amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:

----------------------------------------------------------------------------------
 YEAR                            1        2        3        4        5        6
----------------------------------------------------------------------------------
 WITHDRAWAL CHARGE              5%       4%       3%       2%       1%       0%
----------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) will apply to each subsequent transfer.

     In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     The death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of three income options:

       (1) payments for your lifetime, but for not less than 10 or 20 years;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for a specified period of 5 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

YEAR
       One..................................................     5%
       Two..................................................     4%
       Three................................................     3%
       Four.................................................     2%
       Five.................................................     1%
       Six and later........................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)

---------------
* $10 in Texas and Pennsylvania.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------

                             ANNUAL TRUST EXPENSES
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S
                 TWELVE MONTH PERIOD ENDED NOVEMBER 30, 1998):

                                                                                       TOTAL ANNUAL
                                                   MANAGEMENT FEE    OTHER EXPENSES      EXPENSES
                                                   --------------    --------------    ------------
Foreign Securities...............................      0.90%             0.58%            1.48%
Capital Appreciation.............................      0.64%             0.04%            0.68%
Growth...........................................      0.70%             0.05%            0.75%
Natural Resources................................      0.75%             0.13%            0.88%
Growth and Income................................      0.70%             0.10%            0.80%
Strategic Multi-Asset............................      1.00%             0.47%            1.47%
Multi-Asset......................................      1.00%             0.08%            1.08%
High Yield.......................................      0.70%             0.24%            0.94%
Fixed Income.....................................      0.63%             0.32%            0.95%
Government & Quality Bond........................      0.61%             0.06%            0.67%
Money Market.....................................      0.50%             0.08%            0.58%

---------------

THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST. THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming 5% annual return on assets, and:

        (a) surrender of the contract at the end of the applicable time period; and

        (b) if the contract is not surrendered or is switched to the Income Phase*.


                                                                    TIME PERIODS
                                                      ----------------------------------------
                VARIABLE PORTFOLIO                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ------------------                    ------    -------    -------    --------
Foreign Securities................................    A $80      $119       $165        $328
                                                      B $30      $ 92       $156        $328
Capital Appreciation..............................    A $72      $ 95       $125        $249
                                                      B $22      $ 68       $116        $249
Growth............................................    A $73      $ 97       $129        $257
                                                      B $23      $ 70       $120        $257
Natural Resources.................................    A $74      $101       $135        $270
                                                      B $24      $ 74       $126        $270
Growth and Income.................................    A $73      $ 98       $131        $262
                                                      B $23      $ 71       $122        $262
Strategic Multi-Asset.............................    A $80      $118       $164        $327
                                                      B $30      $ 91       $155        $327
Multi-Asset.......................................    A $76      $107       $145        $290
                                                      B $26      $ 80       $136        $290
High Yield........................................    A $75      $102       $138        $276
                                                      B $25      $ 75       $129        $276
Fixed Income......................................    A $75      $103       $139        $277
                                                      B $25      $ 76       $130        $277
Government and Quality Bond.......................    A $72      $ 94       $124        $248
                                                      B $22      $ 67       $115        $248
Money Market......................................    A $71      $ 92       $120        $239
                                                      B $21      $ 65       $111        $239

* We do not currently charge a withdrawal when you elect to begin the Income Phase.
---------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Trust. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the examples.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's divisions and the related fixed accounts assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                        FISCAL YEAR ENDED
                                        ---------------------------------------------------------------------------------
      SEPARATE ACCOUNT DIVISION         12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
      -------------------------         ---------   ---------   ---------   ---------   ---------   ---------   ---------
Foreign Securities
 Beginning AUV........................   $10.47      $13.32      $11.45      $11.26      $ 9.64      $12.39      $11.83
 End AUV..............................   $13.32      $11.45      $11.26      $ 9.64      $12.39      $11.83      $13.13
 Ending Number of AUs (000)...........    2,978       2,875       2,623       2,878       5,512       5,328       3,704
Capital Appreciation
 Beginning AUV........................   $ 9.80      $12.08      $ 9.97      $15.36      $19.09      $22.79      $21.62
 End AUV..............................   $12.08      $ 9.97      $15.36      $19.09      $22.79      $21.62      $28.68
 Ending Number of AUs (000)...........    2,515       2,553       2,834       4,148       5,413       5,136       4,751
Growth
 Beginning AUV........................   $15.43      $19.79      $18.99      $26.36      $27.40      $29.12      $27.36
 End AUV..............................   $19.79      $18.99      $26.36      $27.40      $29.12      $27.36      $34.08
 Ending Number of AUs (000)...........    7,998       7,465       8,053       9,030       8,345       5,853       5,375
Natural Resources
 Beginning AUV........................   $11.02      $12.86      $10.77      $11.13      $11.25      $15.11      $15.05
 End AUV..............................   $12.86      $10.77      $11.13      $11.25      $15.11      $15.05      $17.43
 Ending Number of AUs (000)...........    1,004       1,323         810         748       1,142       1,220         997
Growth and Income
 Beginning AUV........................   $ 9.76      $11.04      $10.50      $13.12      $15.55      $18.70      $16.67
 End AUV..............................   $11.04      $10.50      $13.12      $15.55      $18.70      $16.67      $19.16
 Ending Number of AUs (000)...........    1,446       1,184       1,034       1,424       2,057       1,915       1,521
Strategic Multi-Asset
 Beginning AUV........................   $10.26      $12.13      $11.06      $13.55      $13.88      $15.78      $15.16
 End AUV..............................   $12.13      $11.06      $13.55      $13.88      $15.78      $15.16      $18.35
 Ending Number of AUs (000)...........    7,568       7,487       6,289       5,447       4,546       3,958       3,213
Multi-Asset
 Beginning AUV........................   $10.09      $11.91      $11.93      $14.98      $15.97      $16.90      $16.39
 End AUV..............................   $11.91      $11.93      $14.98      $15.97      $16.90      $16.39      $20.19
 Ending Number of AUs (000)...........   11,945      11,811      10,975      11,719      10,510       8,354       6,930
High Yield
 Beginning AUV........................   $13.00      $12.48      $11.01      $14.44      $16.24      $19.07      $17.96
 End AUV..............................   $12.48      $11.01      $14.44      $16.24      $19.07      $17.96      $21.03
 Ending Number of AUs (000)...........    2,361       1,791       2,247       2,813       4,000       2,489       2,088
Fixed Income
 Beginning AUV........................   $15.08      $16.78      $17.84      $20.31      $21.34      $22.71      $21.67
 End AUV..............................   $16.78      $17.84      $20.31      $21.34      $22.71      $21.67      $25.46
 Ending Number of AUs (000)...........    2,240       1,851       1,813       1,785       1,657       1,183       1,006
Government & Quality Bond
 Beginning AUV........................   $14.95      $17.04      $18.15      $21.00      $22.13      $23.63      $22.60
 End AUV..............................   $17.04      $18.15      $21.00      $22.13      $23.63      $22.60      $26.60
 Ending Number of AUs (000)...........    8,752       8,183       8,917       8,626       7,256       6,270       4,038
Money Market
 Beginning AUV........................   $12.78      $13.73      $14.61      $15.23      $15.53      $15.72      $16.10
 End AUV..............................   $13.73      $14.61      $15.23      $15.53      $15.72      $16.10      $16.77
 Ending Number of AUs (000)...........   16,141      11,858       7,594       7,824       5,746       7,324       5,320

                                                FISCAL YEAR ENDED
                                        ---------------------------------
      SEPARATE ACCOUNT DIVISION         12/31/96    12/31/97    12/31/98
      -------------------------         ---------   ---------   ---------
Foreign Securities
 Beginning AUV........................   $13.13      $14.43        $14.08
 End AUV..............................   $14.43      $14.08        $15.37
 Ending Number of AUs (000)...........    3,043       2,362         1,794
Capital Appreciation
 Beginning AUV........................   $28.68      $35.39        $43.78
 End AUV..............................   $35.39      $43.78        $52.75
 Ending Number of AUs (000)...........    4,348       3,633         3,007
Growth
 Beginning AUV........................   $34.08      $42.03        $54.05
 End AUV..............................   $42.03      $54.05        $68.72
 Ending Number of AUs (000)...........    4,556       3,847         3,391
Natural Resources
 Beginning AUV........................   $17.43      $19.61        $17.68
 End AUV..............................   $19.61      $17.68        $14.41
 Ending Number of AUs (000)...........      788         600           430
Growth and Income
 Beginning AUV........................   $19.16      $22.69        $28.81
 End AUV..............................   $22.69      $28.81        $36.98
 Ending Number of AUs (000)...........    1,346       1,439         1,329
Strategic Multi-Asset
 Beginning AUV........................   $18.35      $20.78        $23.43
 End AUV..............................   $20.78      $23.43        $26.63
 Ending Number of AUs (000)...........    2,579       2,123         1,727
Multi-Asset
 Beginning AUV........................   $20.19      $22.67        $27.09
 End AUV..............................   $22.67      $27.09        $33.24
 Ending Number of AUs (000)...........    5,585       4,627         3,837
High Yield
 Beginning AUV........................   $21.03      $23.17        $25.42
 End AUV..............................   $23.17      $25.42        $23.95
 Ending Number of AUs (000)...........    1,872       1,504         1,036
Fixed Income
 Beginning AUV........................   $25.46      $25.73        $27.76
 End AUV..............................   $25.73      $27.76        $29.57
 Ending Number of AUs (000)...........      824         636           571
Government & Quality Bond
 Beginning AUV........................   $26.60      $26.99        $29.16
 End AUV..............................   $26.99      $29.16        $31.37
 Ending Number of AUs (000)...........    3,422       2,546         2,052
Money Market
 Beginning AUV........................   $16.77      $17.36        $18.00
 End AUV..............................   $17.36      $18.00        $18.66
 Ending Number of AUs (000)...........    4,090       3,755         3,367

------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Resources Trust Company and six broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"),

Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

REINSURANCE OF PREVIOUSLY ISSUED CONTRACTS

     On November 13, 1989, SunAmerica Inc., Anchor National, Integrated Resources, Inc. ("IRI") and Integrated Resources Life Insurance Company ("IR Life") entered into an agreement which amended a stock purchase agreement dated November 1, 1989 (the "Stock Purchase Agreement") between SunAmerica Inc. and IRI. Under the Stock Purchase Agreement, as amended, Anchor National acquired, on an assumption reinsurance basis, the variable annuity contracts of IR Life, including contracts which except, for the issuer, are identical in all material respects ("reinsured contracts") to the contracts offered by this prospectus. Thus, Anchor National has all the liabilities and obligations under the reinsured contracts. All future payments made under the reinsured contracts will be made directly to or by Anchor National.

     If you are a reinsured contract owner, you have the same contract rights and the same contract values as you did before the reinsurance transaction. However, Anchor National, instead of IR Life, will fulfill the terms of your contract. Pursuant to the reinsurance agreement, the separate account originally held by IR Life with all of its assets was transferred to Anchor National. Thus, as of the effective date of the reinsurance closing, the assets of the separate account are only available to satisfy our obligations under the variable annuity contracts issued by the separate account. The separate account is not chargeable with liabilities out of any other business that IR Life has conducted, and the assets of the separate account cannot be reached by IRI or IRI's creditors. (SEE SEPARATE ACCOUNT BELOW).

     The Stock Purchase Agreement, as amended, also provided for the sale of Integrated Resources Asset Management Corp. ("IRAM") to SunAmerica Inc. This transaction constituted a change in the control of IRAM. A change in the control of IRAM constitutes an assignment of the Investment Management Agreement and series of investment management contracts between IRAM and the Trust, and the Sub-Advisory Agreement and series of sub-advisory contracts with Wellington Management Company, LLP. These agreements and contracts terminate automatically in the event of their assignment. New agreements were approved by the Trust's Board of Trustees and by shareholders on February 13, 1990. In connection with the sale of IRAM to SunAmerica Inc., IRAM's name was changed to SunAmerica Asset Management Corp. ("SAAMCo").

SEPARATE ACCOUNT

     The separate account was originally established by IR Life pursuant to Iowa insurance law on January 21, 1985. In fulfillment of the reinsurance agreement, the separate account was assumed intact by Anchor National on January 18, 1990 and reestablished under California insurance laws. In connection with the redomestication of Anchor National, the establishment of the separate account was ratified by the Company under Arizona insurance laws. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or Anchor National by the SEC.

     On September 24, 1990, Variable Annuity Account One(c) ("separate account(c)") was merged with and into the separate account. The separate account(c) was a separate account originally established by The Capitol Life Insurance Company, a subsidiary of IRI, pursuant to Colorado insurance law on September 23, 1986, and used to fund variable annuity contracts ("Capitol contracts") that are in all material respects identical to the contracts. The Capitol contracts were reinsured to IR Life and, on January 18, 1990, reinsured to us. As a result of the merger, the reinsured Capitol contracts are now funded through the separate account. As is the case with the contracts, the reinsured Capitol contracts were (and continue to be) ultimately funded by the Variable Portfolios of the Trust and by the general account of Anchor National. The merger did not affect any of the rights and obligations of the reinsured Capitol contract owners and Anchor National under the reinsured Capitol contracts or those of contract owners and Anchor National under the contracts. The merger did not affect those owners' contract values.

     The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising our of any other business conducted by Anchor National. Income, gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of Anchor National.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

     The contract currently offers eleven Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Variable Portfolios are:

        EQUITY PORTFOLIOS                              FIXED INCOME PORTFOLIOS
        - FOREIGN SECURITIES                           - HIGH YIELD
        - CAPITAL APPRECIATION                         - FIXED INCOME
        - GROWTH                                       - GOVERNMENT AND QUALITY BOND
        - NATURAL RESOURCES                            - MONEY MARKET
        - GROWTH AND INCOME
        MANAGED PORTFOLIOS
        - STRATEGIC MULTI-ASSET
        - MULTI-ASSET

     The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the prospectus for the Trust, attached or enclosed. SAAMCo, an affiliate of Anchor National, is the investment manager for the Trust. Wellington Management Company, LLP, which is not affiliated with Anchor National, serves as sub-adviser for the Trust.

     There is no assurance that the investment objective of any of the Variable Portfolios will be met. The contract owners bear the complete investment risk for Purchase Payments allocated to a division. Contract values will fluctuate in accordance with the investment performance of the division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the contracts.

     Shares of the Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the company and its affiliate, First SunAmerica Life

Insurance Company, as well as two unaffiliated companies, Presidential Life Insurance Company and Phoenix Mutual Life Insurance Company. No disadvantage to contract owners is seen to arise from the fact that the Trust offers its shares in this fashion.

     Additional Variable Portfolios may be established by the Trust from time to time and may be made available to contract owners. However, there is no assurance that this will occur.

TARGET '98 PORTFOLIO

     On January 1, 1998, we stopped accepting Purchase Payment allocations and/or transfers to the Target '98 Portfolio. In addition, we requested that contract owners who had money allocated to the Target '98 Portfolio provide Anchor National with reallocation instructions before November 16, 1998. On November 16, 1998, we automatically reallocated contract values in the Target '98 Portfolio to the Money Market Portfolio. The reallocations of contract values from the Target '98 Portfolio were not considered "transfers" for purposes of determining applicable transfer fees.

VOTING RIGHTS

     Anchor National is the legal owner of the Trust's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Variable Portfolios become unavailable for investment, we may be required to substitute shares of another Variable Portfolios. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a one year period. We call this time period the guarantee period. The fixed account option pays interest at rate set and guaranteed by Anchor National. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rates for specified payments do not change during the guarantee period.

     When a guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 15.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of Purchase Payments you take out of the contract which are still subject to the withdrawal charge and not previously withdrawn. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------
                YEAR                     1         2         3         4         5         6
------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE                     5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 25.

INVESTMENT CHARGES

     Charges are deducted from the Variable Portfolios for the advisory and other expenses of the underlying Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. If your contract was issued prior to September 1, 1987, we deduct this fee from your contract on December 31 of each year. In addition, we will waive the fee during the year in which you fully surrender your contract. If your contract was issued on or after September 1, 1987, we deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 19.

ANNUITY CHARGE

     If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the four preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge. Under certain income options, we will assess the annuity charge against the portion of your contract in the fixed account.

PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract or upon your death. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract.

APPENDIX A provides more information about premium taxes.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of your total Purchase Payments still subject to a withdrawal charge, less prior withdrawals.

     We will waive the withdrawal charge upon payment of a death benefit.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract, unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     The death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions), compounded at a 5% annual growth rate; or

     3. after your fifth contract year, your contract value on the last contract anniversary plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 22.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 25.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   $100
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.

     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer certain amounts of portfolio value from the Money Market Portfolio, Government and Quality Bond Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers from the Money Market Portfolio or the Government and Quality Bond Portfolio may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us by telephone or in writing. Funds in the Money Market Portfolio and the Government and Quality Bond Portfolio may be transferred as a set dollar amount or as a percentage of portfolio value.

     Transfers from the fixed account option must be made on a percentage basis, and may not exceed 8% of the value of the fixed account in any contract year. Transfers from the fixed account may only be made quarterly. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 12 AND FIXED ACCOUNT OPTION, PAGE 13.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account based upon AUV next determined after receipt. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Multi-Asset Portfolio. The value of an Accumulation Unit for the Multi-Asset Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Multi-Asset Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option. You must transfer at least $500. If less than $500 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well. Transfers from the fixed account option may only be made once each contract year and must be requested during the 30-day period following the end of the applicable 1-year guarantee period.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. We may also assess a $25 fee if you move all your money from a

Variable Portfolio to another Variable Portfolio within 30 days of the contract issue date. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios; or

     - The underlying Variable Portfolios inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Variable Portfolios.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 23.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments. No underwriting fees are paid in connection with the distribution of the contract.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 22.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 14.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value left in any investment option be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 25.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from the fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may systematically withdraw up to 10% of your total Purchase Payments each contract year. There must be at least $500 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

TEXAS OPTIONAL RETIREMENT PROGRAM

     If you participate in the Texas Optional Retirement Program ("ORP") you must obtain a certificate of termination from your employer before you can redeem your contract. We impose this requirement on you because the Texas Attorney General ruled that participants in ORP may redeem their contract only upon termination of their employment by Texas public institutions of higher education, or upon retirement death or total disability.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after the first full month of your contract. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 25.)

INCOME OPTIONS

     Currently, this contract offers three income options. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with option 1 for a period of 10 years.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in the fixed account at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

     (1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

     (2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

     (3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

     (4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

     (5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

     We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.

     Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company recorded a $6.2 million provision for estimated programming costs to repair noncompliant systems. We are making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the replacement of noncompliant systems will be capitalized by the Company's parent as software costs and will be amortized over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.

     In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

     Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. Anchor National closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of its year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that our year 2000 conversion will not be completed in a timely fashion, we will work to enhance our contingency plans.

     The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is any annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA;
(8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the underlying Variable Portfolios monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
COMPANY.....................................................     1
INDEPENDENT ACCOUNTANTS.....................................     1
DISTRIBUTORS................................................     1
PERFORMANCE DATA............................................     2
  Money Market Portfolio....................................     2
  Other Variable Portfolios.................................     3
INCOME PAYMENTS.............................................     4
  Annuity Unit Value........................................     4
  Amount of Income Payments.................................     4
  Subsequent Monthly Income Payments........................     5
TAXES.......................................................     5
FINANCIAL STATEMENTS........................................     10

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial statements of the separate account appear in the SAI. Financial information regarding the fixed account is reported in Anchor National's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Anchor National, c/o its Annuity Service Center.

                           APPENDIX A - PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                              QUALIFIED    NON-QUALIFIED
                   STATE                      CONTRACT       CONTRACT
========================================================================
California                                        .50%          2.35%
------------------------------------------------------------------------
District of Columbia                             2.25%          2.25%
------------------------------------------------------------------------
Kentucky                                            2%             2%
------------------------------------------------------------------------
Maine                                               0%             2%
------------------------------------------------------------------------
Nevada                                              0%           3.5%
------------------------------------------------------------------------
South Dakota                                        0%          1.25%
------------------------------------------------------------------------
West Virginia                                       1%             1%
------------------------------------------------------------------------
Wyoming                                             0%             1%
------------------------------------------------------------------------
------------------------------------------------------------------------

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP II
Variable Annuity Contracts issued by Anchor National Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed:

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                                               As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                               Registration No. 33-32569



                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS


                                    ISSUED BY

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY




         THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

         THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED JANUARY 29, 1999, AS IT MAY BE SUPPLEMENTED, CALL OR WRITE THE COMPANY C/O ITS ANNUITY SERVICE CENTER, P.O. BOX 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-445-SUN2.



                THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED

                                JANUARY 29, 1999

                                TABLE OF CONTENTS


                                                                               Page
                                                                               ----
Item

Company.......................................................................   1

Independent Accountants.......................................................   1

Distributors..................................................................   1

Performance Data..............................................................   2
   Money Market Division......................................................   2
   Other Divisions............................................................   3

Income Payments...............................................................   4

   Annuity Unit Value.........................................................   4

   Amount of Income Payments..................................................   4

   Subsequent Monthly Income Payments.........................................   5

Taxes.........................................................................   5

Financial Statements..........................................................   10

                                     COMPANY

         Information regarding the Anchor National Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.


                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of the Separate Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997, also are included in this Statement of Additional Information.

         PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                  DISTRIBUTORS

         The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

         The offering is on a continuous basis.

         Effective January 28, 1994, the Contracts are offered through the distributors for the Separate Account, SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017, which is an indirect wholly owned subsidiary of SunAmerica Inc. Prior to this time, Anchor National Financial Services, Inc., SunAmerica Securities, Inc., both located at 2800 N. Central Avenue, Phoenix, Arizona 85004, and Royal Alliance Associates, Inc., located at 733 Third Street, 4th Floor, New York, New York 10017, served as co-distributors of the Contract. SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc. Prior to the closing date of the assumption reinsurance agreement between Integrated Resources Life Insurance Company and Anchor National Life Insurance Company discussed in the Prospectus, the principal underwriter of the Contracts was Integrated Resources Capital Services, Inc.

         For the year ended December 31, 1996, the aggregate amount of underwriting commissions paid to SunAmerica Capital Services, Inc. was $1,182,796, of which $119,706 was retained by them. For the year end December 31, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $970,366, of which $96,878 was retained by them. For the year ended December 31, 1998, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $827,369, of which $82,737 was retained by them.

                                PERFORMANCE DATA

         Performance data for the various Divisions of the Separate Account are determined in the manner described below.

Money Market Division

         The annualized current yield and the effective yield for the Money Market Division for the 7 day period ended December 31, 1998 were 3.14% and 3.19%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV-CMF)/(SV)

         where:

         SV =      value of one Accumulation Unit at the start of a 7 day period

         EV =      value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred, during such 7 day period. The Contract Maintenance Fee is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Fee allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                   Current Yield = (Base Period Return) x (365/7)

         The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                   Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal or Annuity Charges.

         The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Divisions

         Divisions of the Separate Account other than the Money Market Division compute their performance data as "total return." The total returns of the various Divisions over the last 1, 5 and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.

         TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDING ON 12/31/98:
                        (RETURN WITH/WITHOUT REDEMPTION)


                              INCEPTION                                                                SINCE
DIVISION                         DATE            1 YEAR           5 YEARS          10 YEARS          INCEPTION
--------------------          ---------       -----------       -----------       -----------       -----------
Foreign Securities              3/23/87        3.88/8.88         4.08/4.23        3.69/n/a          3.48/n/a
Capital Appreciation            3/23/87       15.43/20.43       18.11/18.20      18.22/n/a         15.02/n/a
Growth                          8/13/84       22.08/27.08       18.56/18.65      16.02/n/a         14.25/n/a
Natural Resources               1/01/88     (23.92)/(18.92)    (1.40)/(1.21)      2.38/n/a          3.05/n/a
Growth and Income*              3/23/87       23.23/28.23       14.37/14.47      14.09/n/a         11.55/n/a
Strategic Multi-Asset           3/23/87        8.51/13.51       10.78/10.90       9.88/n/a          8.54/n/a
Multi-Asset                     3/23/87       17.64/22.64       14.30/14.40      12.58/n/a         10.63/n/a
High Yield                      1/01/86     (11.00)/(6.00)       4.35/4.51        6.12/n/a          6.79/n/a
Fixed Income                    8/13/84        1.24/6.24         5.04/5.19        6.79/n/a          7.69/n/a
Gov't & Quality Bond            8/13/84        2.46/7.46         5.57/5.71        7.60/n/a          8.19/n/a

---------------------
Total return figures are based on historical data and are not intended to indicate future performance.


* Formerly the Convertible Securities Division

         These figures show the total return hypothetically experienced by Contracts funded through the various Divisions of the Account over the time periods shown.

         Total return for a Division represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Division made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  P(1+T)n = ERV

         where:

                   P =     a hypothetical initial payment of $1000
                   T =     average annual total return
                   n =     number of years


           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

         The total return figures given reflect the effects of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Division, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two figures given in the table above for each Division and time period. Because the impact of Contract Maintenance Fees on a particular Contract Owner's account would generally have differed from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Money Market Division yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

Annuity Unit Value

         The value of an Annuity Unit is determined independently for each Separate Account Division.

         For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

         The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of 1.40% per annum.

Amount of Income Payments

         The initial income payment is determined by applying the Contract Value, less any premium tax, and less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.



                               ADJUSTED AGE TABLE

                          Adjustment                                        Adjustment
   Calendar               to Actual                Calendar                  to Actual
Year of Birth                Age                 Year of Birth                  Age
-------------             ----------             -------------              ----------
1899-1905                    +6                    1946-1951                    -1
1906-1911                    +5                    1952-1958                    -2
1912-1918                    +4                    1959-1965                    -3
1919-1925                    +3                    1966-1972                    -4
1926-1932                    +2                    1973-1979                    -5
1933-1938                    +1                    1980-1985                    -6
1939-1945                     0                    1986-1992                    -7

         The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first income payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.



Subsequent Monthly Payments

         The amount of the second and subsequent income payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each income payment is due. The dollar amount of the first income payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.

                                      TAXES

General

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification - Separate Account Investments

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Multiple Contracts

         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Tax Treatment of Assignments

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent legal advisers should they wish to assign their contracts.

Qualified Plans

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (a)      H.R. 10 Plans

                  Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b)      Tax-Sheltered Annuities

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c)      Individual Retirement Accounts

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Account" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d)      Roth IRAs

                  Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

         (e)      Corporate Pension and Profit-Sharing Plans

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (f)      Deferred Compensation Plans - Section 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.

                              FINANCIAL STATEMENTS

         The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company")at September 30, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Los Angeles, California
November 9, 1998

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                    AT SEPTEMBER 30,
                                                           ----------------------------------
                                                                1998               1997
                                                           ---------------    ---------------
ASSETS
Investments:
  Cash and short-term investments........................  $   333,735,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks available
     for sale, at fair value (amortized cost: 1998,
     $1,934,863,000; 1997, $1,942,485,000)...............    1,954,754,000      1,986,194,000
  Mortgage loans.........................................      391,448,000        339,530,000
  Common stocks available for sale, at fair value (cost:
     1998, $115,000; 1997, $271,000).....................          169,000          1,275,000
  Real estate............................................       24,000,000         24,000,000
  Other invested assets..................................       30,636,000        143,722,000
                                                           ---------------    ---------------
  Total investments......................................    2,734,742,000      2,608,301,000
                                                           ---------------    ---------------
Variable annuity assets held in separate accounts........   11,133,569,000      9,343,200,000
Accrued investment income................................       26,408,000         21,759,000
Deferred acquisition costs...............................      539,850,000        536,155,000
Income taxes currently receivable........................        5,869,000                 --
Other assets.............................................       85,926,000         61,524,000
                                                           ---------------    ---------------
TOTAL ASSETS.............................................  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts...................  $ 2,189,272,000    $ 2,098,803,000
  Reserves for guaranteed investment contracts...........      282,267,000        295,175,000
  Payable to brokers for purchases of securities.........       27,053,000            263,000
  Income taxes currently payable.........................               --         32,265,000
  Other liabilities......................................      106,594,000        122,728,000
                                                           ---------------    ---------------
  Total reserves, payables and accrued
    liabilities..........................................    2,605,186,000      2,549,234,000
                                                           ---------------    ---------------
Variable annuity liabilities related to separate
  accounts...............................................   11,133,569,000      9,343,200,000
                                                           ---------------    ---------------
Subordinated notes payable to Parent.....................       39,182,000         36,240,000
                                                           ---------------    ---------------
Deferred income taxes....................................       95,758,000         67,047,000
                                                           ---------------    ---------------
Shareholder's equity:
  Common Stock...........................................        3,511,000          3,511,000
  Additional paid-in capital.............................      308,674,000        308,674,000
  Retained earnings......................................      332,069,000        244,628,000
  Net unrealized gains on debt and equity securities
     available for sale..................................        8,415,000         18,405,000
                                                           ---------------    ---------------
  Total shareholder's equity.............................      652,669,000        575,218,000
                                                           ---------------    ---------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...............  $14,526,364,000    $12,570,939,000
                                                           ===============    ===============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                        YEARS ENDED SEPTEMBER 30,
                                             -----------------------------------------------
                                                 1998             1997             1996
                                             -------------    -------------    -------------
Investment income..........................  $ 221,966,000    $ 210,759,000    $ 164,631,000
                                             -------------    -------------    -------------
Interest expense on:
  Fixed annuity contracts..................   (112,695,000)    (109,217,000)     (82,690,000)
  Guaranteed investment contracts..........    (17,787,000)     (22,650,000)     (19,974,000)
  Senior indebtedness......................     (1,498,000)      (2,549,000)      (2,568,000)
Subordinated notes payable to Parent.......     (3,114,000)      (3,142,000)      (2,556,000)
                                             -------------    -------------    -------------
Total interest expense.....................   (135,094,000)    (137,558,000)    (107,788,000)
                                             -------------    -------------    -------------
NET INVESTMENT INCOME......................     86,872,000       73,201,000       56,843,000
                                             -------------    -------------    -------------
NET REALIZED INVESTMENT GAINS
  (LOSSES).................................     19,482,000      (17,394,000)     (13,355,000)
                                             -------------    -------------    -------------
Fee income:
  Variable annuity fees....................    200,867,000      139,492,000      103,970,000
  Net retained commissions.................     48,561,000       39,143,000       31,548,000
  Asset management fees....................     29,592,000       25,764,000       25,413,000
  Surrender charges........................      7,404,000        5,529,000        5,184,000
  Other fees...............................      3,938,000        3,218,000        3,390,000
                                             -------------    -------------    -------------
TOTAL FEE INCOME...........................    290,362,000      213,146,000      169,505,000
                                             -------------    -------------    -------------
GENERAL AND ADMINISTRATIVE
  EXPENSES.................................    (96,102,000)     (98,802,000)     (81,552,000)
                                             -------------    -------------    -------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS........................    (72,713,000)     (66,879,000)     (57,520,000)
                                             -------------    -------------    -------------
ANNUAL COMMISSIONS.........................    (18,209,000)      (8,977,000)      (4,613,000)
                                             -------------    -------------    -------------
PRETAX INCOME..............................    209,692,000       94,295,000       69,308,000
Income tax expense.........................    (71,051,000)     (31,169,000)     (24,252,000)
                                             -------------    -------------    -------------
NET INCOME.................................  $ 138,641,000    $  63,126,000    $  45,056,000
                                             =============    =============    =============

                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                            YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                                   1998               1997               1996
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   138,641,000    $    63,126,000    $    45,056,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................      112,695,000        109,217,000         82,690,000
      Guaranteed investment contracts.......................       17,787,000         22,650,000         19,974,000
    Net realized investment (gains) losses..................      (19,482,000)        17,394,000         13,355,000
    Amortization (accretion) of net premiums (discounts) on
      investments...........................................          447,000        (18,576,000)        (8,976,000)
    Amortization of goodwill................................        1,422,000          1,187,000          1,169,000
    Provision for deferred income taxes.....................       34,087,000        (16,024,000)        (3,351,000)
  Change in:
    Accrued investment income...............................       (4,649,000)        (2,084,000)        (5,483,000)
    Deferred acquisition costs..............................     (160,926,000)      (113,145,000)       (60,941,000)
    Other assets............................................      (19,374,000)       (14,598,000)        (8,000,000)
    Income taxes currently payable..........................      (38,134,000)        10,779,000          5,766,000
    Other liabilities.......................................       (2,248,000)        14,187,000          5,474,000
  Other, net................................................       (5,599,000)           418,000           (129,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       54,667,000         74,531,000         86,604,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................    1,512,994,000      1,097,937,000        741,774,000
    Guaranteed investment contracts.........................        5,619,000         55,000,000        134,967,000
  Net exchanges from the fixed accounts of variable annuity
    contracts...............................................   (1,303,790,000)      (620,367,000)      (236,705,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................     (191,690,000)      (242,589,000)      (263,614,000)
    Guaranteed investment contracts.........................      (36,313,000)      (198,062,000)       (16,492,000)
  Claims and annuity payments on fixed annuity contracts....      (40,589,000)       (35,731,000)       (31,107,000)
  Net receipts from (repayments of) other short-term
    financings..............................................      (10,944,000)        34,239,000       (119,712,000)
  Net receipts from a modified coinsurance transaction......      166,631,000                 --                 --
  Capital contributions received............................               --         28,411,000         27,387,000
  Dividends paid............................................      (51,200,000)       (25,500,000)       (29,400,000)
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................       50,718,000         93,338,000        207,098,000
                                                              ---------------    ---------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks............  $(1,970,502,000)   $(2,566,211,000)   $(1,937,890,000)
    Mortgage loans..........................................     (131,386,000)      (266,771,000)       (15,000,000)
    Other investments, excluding short-term investments.....               --        (75,556,000)       (36,770,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks............    1,602,079,000      2,299,063,000      1,241,928,000
    Real estate.............................................               --                 --            900,000
    Other investments, excluding short-term investments.....       42,458,000          6,421,000          4,937,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks............      424,393,000        376,847,000        288,969,000
    Mortgage loans..........................................       80,515,000         25,920,000         11,324,000
    Other investments, excluding short-term investments.....       67,213,000         23,940,000         20,749,000
                                                              ---------------    ---------------    ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............      114,770,000       (176,347,000)      (420,853,000)
                                                              ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS...............................................      220,155,000         (8,478,000)      (127,151,000)
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......      113,580,000        122,058,000        249,209,000
                                                              ---------------    ---------------    ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............  $   333,735,000    $   113,580,000    $   122,058,000
                                                              ===============    ===============    ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................  $     3,912,000    $     7,032,000    $     5,982,000
                                                              ===============    ===============    ===============
  Net income taxes paid.....................................  $    74,932,000    $    36,420,000    $    22,031,000
                                                              ===============    ===============    ===============

                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management operations, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1998 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. DAC have been decreased by $7,000,000 at September 30, 1998 and $16,400,000 at September 30, 1997 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounting to $23,339,000 at September 30, 1998, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS 131").

     SFAS 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 is effective for the Company as of October 1, 1998 and is not included in these financial statements.

     SFAS 131 establishes standards for the disclosure of information about the Company's operating segments. SFAS 131 is effective for the year ending September 30, 1999 and is not included in these financial statements.

     Implementation of SFAS 130 and SFAS 131 will not have an impact on the Company's results of operations, financial condition or liquidity.

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 is effective for the Company as of October 1, 1999 and is not included in these financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government.......  $   84,377,000    $   88,239,000
  Mortgage-backed securities.......................     569,613,000       584,007,000
  Securities of public utilities...................     108,431,000       106,065,000
  Corporate bonds and notes........................     883,890,000       884,209,000
  Redeemable preferred stocks......................       6,125,000         6,888,000
  Other debt securities............................     282,427,000       285,346,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government.......  $   18,496,000    $   18,962,000
  Mortgage-backed securities.......................     636,018,000       649,196,000
  Securities of public utilities...................      22,792,000        22,893,000
  Corporate bonds and notes........................     984,573,000     1,012,559,000
  Redeemable preferred stocks......................       6,125,000         6,681,000
  Other debt securities............................     274,481,000       275,903,000
                                                     --------------    --------------
          Total....................................  $1,942,485,000    $1,986,194,000
                                                     ==============    ==============

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1998, follow:

                                                       AMORTIZED         ESTIMATED
                                                          COST           FAIR VALUE
                                                     --------------    --------------
Due in one year or less............................  $   19,124,000    $   19,319,000
Due after one year through five years..............     313,396,000       318,943,000
Due after five years through ten years.............     744,740,000       750,286,000
Due after ten years................................     287,990,000       282,199,000
Mortgage-backed securities.........................     569,613,000       584,007,000
                                                     --------------    --------------
          Total....................................  $1,934,863,000    $1,954,754,000
                                                     ==============    ==============

     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                            GROSS          GROSS
                                                         UNREALIZED      UNREALIZED
                                                            GAINS          LOSSES
                                                         -----------    ------------
AT SEPTEMBER 30, 1998:
  Securities of the United States Government...........  $ 3,862,000    $         --
  Mortgage-backed securities...........................   15,103,000        (709,000)
  Securities of public utilities.......................    2,420,000      (4,786,000)
  Corporate bonds and notes............................   31,795,000     (31,476,000)
  Redeemable preferred stocks..........................      763,000              --
  Other debt securities................................    5,235,000      (2,316,000)
                                                         -----------    ------------
          Total........................................  $59,178,000    $(39,287,000)
                                                         ===========    ============
AT SEPTEMBER 30, 1997:
  Securities of the United States Government...........  $   498,000    $    (32,000)
  Mortgage-backed securities...........................   14,998,000      (1,820,000)
  Securities of public utilities.......................      141,000         (40,000)
  Corporate bonds and notes............................   28,691,000        (705,000)
  Redeemable preferred stocks..........................      556,000              --
  Other debt securities................................    1,569,000        (147,000)
                                                         -----------    ------------
          Total........................................  $46,453,000    $ (2,744,000)
                                                         ===========    ============

     Gross unrealized gains on equity securities available for sale aggregated $54,000 and $1,004,000 at September 30, 1998 and 1997, respectively. There were no unrealized losses at September 30, 1998 and 1997.

     Gross realized investment gains and losses on sales of investments are as follows:

                                                  YEARS ENDED SEPTEMBER 30,
                                         -------------------------------------------
                                            1998            1997            1996
                                         -----------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED
  STOCKS:
  Realized gains.......................  $28,086,000    $ 22,179,000    $ 14,532,000
  Realized losses......................   (4,627,000)    (25,310,000)    (10,432,000)

COMMON STOCKS:
  Realized gains.......................      337,000       4,002,000         511,000
  Realized losses......................           --        (312,000)     (3,151,000)

OTHER INVESTMENTS:
  Realized gains.......................    8,824,000       2,450,000       1,135,000

IMPAIRMENT WRITEDOWNS..................  (13,138,000)    (20,403,000)    (15,950,000)
                                         -----------    ------------    ------------
          Total net realized investment
            gains and losses...........  $19,482,000    $(17,394,000)   $(13,355,000)
                                         ===========    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
     The sources and related amounts of investment income are as follows:

                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
Short-term investments................  $ 12,524,000    $ 11,780,000    $ 10,647,000
Bonds, notes and redeemable preferred
  stocks..............................   156,140,000     163,038,000     140,387,000
Mortgage loans........................    29,996,000      17,632,000       8,701,000
Common stocks.........................        34,000          16,000           8,000
Real estate...........................      (467,000)       (296,000)       (196,000)
Cost-method partnerships..............    24,311,000       6,725,000       4,073,000
Other invested assets.................      (572,000)     11,864,000       1,011,000
                                        ------------    ------------    ------------
          Total investment income.....  $221,966,000    $210,759,000    $164,631,000
                                        ============    ============    ============

     Expenses incurred to manage the investment portfolio amounted to $1,910,000 for the year ended September 30, 1998, $2,050,000 for the year ended September 30, 1997, and $1,737,000 for the year ended September 30, 1996, and are included in General and Administrative Expenses in the income statement.

     At September 30, 1998, no investment exceeded 10% of the Company's consolidated shareholder's equity.

     At September 30, 1998, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 21% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 14% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

     At September 30, 1998, bonds, notes and redeemable preferred stocks included $167,564,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1998.

     At September 30, 1998, the carrying value of investments in default as to the payment of principal or interest was $917,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.

     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1998, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $278,000 and $125,000 for the years ended September 30, 1998 and 1997, respectively, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

     At September 30, 1998, $5,154,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

     VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

     PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 30, 1998 and 1997, compared with their respective carrying values, are as follows:

                                                              CARRYING             FAIR
                                                                VALUE              VALUE
                                                           ---------------    ---------------
1998:
ASSETS:
  Cash and short-term investments........................  $   333,735,000    $   333,735,000
  Bonds, notes and redeemable preferred stocks...........    1,954,754,000      1,954,754,000
  Mortgage loans.........................................      391,448,000        415,981,000
  Common stocks..........................................          169,000            169,000
  Cost-method partnerships...............................        4,403,000         12,744,000
  Variable annuity assets held in separate accounts......   11,133,569,000     11,133,569,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,189,272,000      2,116,874,000
  Reserves for guaranteed investment contracts...........      282,267,000        282,267,000
  Payable to brokers for purchases of securities.........       27,053,000         27,053,000
  Variable annuity liabilities related to separate
     accounts............................................   11,133,569,000     10,696,607,000
  Subordinated notes payable to Parent...................       39,182,000         40,550,000
                                                           ===============    ===============
1997:
ASSETS:
  Cash and short-term investments........................  $   113,580,000    $   113,580,000
  Bonds, notes and redeemable preferred stocks...........    1,986,194,000      1,986,194,000
  Mortgage loans.........................................      339,530,000        354,495,000
  Common stocks..........................................        1,275,000          1,275,000
  Cost-method partnerships...............................       46,880,000         84,186,000
  Variable annuity assets held in separate accounts......    9,343,200,000      9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts...................    2,098,803,000      2,026,258,000
  Reserves for guaranteed investment contracts...........      295,175,000        295,175,000
  Payable to brokers for purchases of securities.........          263,000            263,000
  Variable annuity liabilities related to separate
     accounts............................................    9,343,200,000      9,077,200,000
  Subordinated notes payable to Parent...................       36,240,000         37,393,000
                                                           ===============    ===============

 5. SUBORDINATED NOTES PAYABLE TO PARENT

     Subordinated notes and accrued interest payable to Parent totaled $39,182,000 at interest rates ranging from 8.5% to 9% at September 30, 1998, and require principal payments of $23,060,000 in 1999, $5,400,000 in 2000 and $10,000,000 in 2001.

 6. REINSURANCE

     On August 11, 1998, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involves the ceding of approximately $5,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 6. REINSURANCE (CONTINUED)
     As payments are made to the reinsurer, the reduction of DAC is relieved. The net reduction in DAC at September 30, 1998 was $166,631,000. Certain expenses related to this transaction are being charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement is not material.

 7. CONTINGENT LIABILITIES

     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of two municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities. An additional $51,000,000 has been committed to investments in the process of being funded or to be available in the case of certain natural disasters, for which the Company receives a fee.

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 8. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1998 and 1997, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                 YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------
                                            1998            1997            1996
                                        ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances..................  $308,674,000    $280,263,000    $252,876,000
  Capital contributions received......            --      28,411,000      27,387,000
                                        ------------    ------------    ------------

     Ending balances..................  $308,674,000    $308,674,000    $280,263,000
                                        ============    ============    ============
RETAINED EARNINGS:
  Beginning balances..................  $244,628,000    $207,002,000    $191,346,000
  Net income..........................   138,641,000      63,126,000      45,056,000
  Dividend paid.......................   (51,200,000)    (25,500,000)    (29,400,000)
                                        ------------    ------------    ------------
     Ending balances..................  $332,069,000    $244,628,000    $207,002,000
                                        ============    ============    ============
NET UNREALIZED GAINS (LOSSES) ON
  DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
     Beginning balances...............  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
     Change in net unrealized gains
       (losses) on debt securities
       available for sale.............   (23,818,000)     57,463,000      (2,904,000)
     Change in net unrealized gains
       (losses) on equity securities
       available for sale.............      (950,000)        (55,000)      3,538,000
     Change in adjustment to deferred
       acquisition costs..............     9,400,000     (20,600,000)       (400,000)
     Tax effects of net changes.......     5,378,000     (12,882,000)        (82,000)
                                        ------------    ------------    ------------
       Ending balances................  $  8,415,000    $ 18,405,000    $ (5,521,000)
                                        ============    ============    ============

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $51,200,000, $25,500,000 and $29,400,000 were paid on June 4, 1998, April 1, 1997 and March 18, 1996, respectively.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1998 was $64,125,000. The statutory net income for the year ended December 31, 1997 was $74,407,000, and the statutory net income for the year ended December 31, 1996 was $27,928,000. The Company's statutory capital and surplus was $537,542,000 at September 30, 1998, $567,979,000 at December 31,
1997 and $311,176,000 at December 31, 1996.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 9. INCOME TAXES

     The components of the provisions for federal income taxes on pretax income consist of the following:

                                         NET REALIZED
                                          INVESTMENT
                                        GAINS (LOSSES)     OPERATIONS        TOTAL
                                        --------------    ------------    ------------
1998:
  Currently payable...................   $  4,221,000     $ 32,743,000    $ 36,964,000
  Deferred............................       (550,000)      34,637,000      34,087,000
                                         ------------     ------------    ------------
          Total income tax expense....   $  3,671,000     $ 67,380,000    $ 71,051,000
                                         ============     ============    ============
1997:
  Currently payable...................   $ (3,635,000)    $ 50,828,000    $ 47,193,000
  Deferred............................     (2,258,000)     (13,766,000)    (16,024,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (5,893,000)    $ 37,062,000    $ 31,169,000
                                         ============     ============    ============
1996:
  Currently payable...................   $  5,754,000     $ 21,849,000    $ 27,603,000
  Deferred............................    (10,347,000)       6,996,000      (3,351,000)
                                         ------------     ------------    ------------
          Total income tax expense....   $ (4,593,000)    $ 28,845,000    $ 24,252,000
                                         ============     ============    ============

     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                   YEARS ENDED SEPTEMBER 30,
                                           -----------------------------------------
                                              1998           1997           1996
                                           -----------    -----------    -----------
Amount computed at statutory rate........  $73,392,000    $33,003,000    $24,258,000
Increases (decreases) resulting from:
  Amortization of differences between
     book and tax bases of net assets
     acquired............................      460,000        666,000        464,000
  State income taxes, net of federal tax
     benefit.............................    5,530,000      1,950,000      2,070,000
  Dividends-received deduction...........   (7,254,000)    (4,270,000)    (2,357,000)
  Tax credits............................   (1,296,000)      (318,000)      (257,000)
  Other, net.............................      219,000        138,000         74,000
                                           -----------    -----------    -----------
          Total income tax expense.......  $71,051,000    $31,169,000    $24,252,000
                                           ===========    ===========    ===========

     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1998. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                              SEPTEMBER 30,
                                                      ------------------------------
                                                          1998             1997
                                                      -------------    -------------
DEFERRED TAX LIABILITIES:
  Investments.......................................  $  17,643,000    $  13,160,000
  Deferred acquisition costs........................    223,392,000      154,949,000
  State income taxes................................      2,873,000        1,777,000
  Other liabilities.................................        144,000               --
  Net unrealized gains on debt and equity securities
     available for sale.............................      4,531,000        9,910,000
                                                      -------------    -------------
          Total deferred tax liabilities............    248,583,000      179,796,000
                                                      -------------    -------------
DEFERRED TAX ASSETS:
  Contractholder reserves...........................   (149,915,000)    (108,090,000)
  Guaranty fund assessments.........................     (2,910,000)      (2,707,000)
  Other assets......................................             --       (1,952,000)
                                                      -------------    -------------
          Total deferred tax assets.................   (152,825,000)    (112,749,000)
                                                      -------------    -------------
DEFERRED INCOME TAXES...............................  $  95,758,000    $  67,047,000
                                                      =============    =============

10. RELATED-PARTY MATTERS

     The Company pays commissions to five affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp. and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $32,946,000 in 1998, $25,492,000 in 1997, and $16,906,000 in 1996. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 33.6%, 36.1%, and 38.3% of premiums in 1998, 1997, and 1996, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 17.3% and 8.4% of premiums in 1998, 19.2% and 10.1% in 1997, and 19.7% and 10.2% in 1996,
respectively.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $84,975,000 for the year ended September 30, 1998, $86,116,000 for the year ended September 30, 1997 and $65,351,000 for the year ended September 30, 1996. The marketing component of such costs during these periods amounted to $39,482,000, $31,968,000 and $17,442,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

     The Parent made a capital contribution of $28,411,000 in December 1996 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

     During the year ended September 30, 1998, the Company sold various invested assets to the Parent for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

     During the year ended September 30, 1998, the Company purchased certain invested assets from the Parent, SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value, which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

     During the year ended September 30, 1997, the Company purchased certain invested assets from SunAmerica Life Insurance Company and CalAmerica Life Insurance Company for cash equal to their current market value of $8,717,000 and $284,000, respectively.

     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market value of $274,000 and $47,321,000, respectively. The Company recorded a net loss aggregating $3,000 on such transactions.

     During the year ended September 30, 1996, the Company purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market value, which aggregated $28,379,000.

11. BUSINESS SEGMENTS

     Summarized data for the Company's business segments follow:

                                                  TOTAL
                                               DEPRECIATION
                                                   AND
                                  TOTAL        AMORTIZATION       PRETAX            TOTAL
                                 REVENUES        EXPENSE          INCOME           ASSETS
                               ------------    ------------    ------------    ---------------
1998:
  Annuity operations.........  $443,407,000    $60,731,000     $178,120,000    $14,366,018,000
  Broker-dealer operations...    47,363,000      1,770,000       22,401,000         55,870,000
  Asset management
     operations..............    41,040,000     14,780,000        9,171,000        104,476,000
                               ------------    -----------     ------------    ---------------
          Total..............  $531,810,000    $77,281,000     $209,692,000    $14,526,364,000
                               ============    ===========     ============    ===============
1997:
  Annuity operations.........  $332,845,000    $55,675,000     $ 74,792,000    $12,438,021,000
  Broker-dealer operations...    38,005,000        689,000       16,705,000         51,400,000
  Asset management
     operations..............    35,661,000     16,357,000        2,798,000         81,518,000
                               ------------    -----------     ------------    ---------------
          Total..............  $406,511,000    $72,721,000     $ 94,295,000    $12,570,939,000
                               ============    ===========     ============    ===============
1996:
  Annuity operations.........  $256,681,000    $43,974,000     $ 53,827,000    $ 9,092,770,000
  Broker-dealer operations...    31,053,000        449,000       13,033,000         37,355,000
  Asset management
     operations..............    33,047,000     18,295,000        2,448,000         74,410,000
                               ------------    -----------     ------------    ---------------
          Total..............  $320,781,000    $62,718,000     $ 69,308,000    $ 9,204,535,000
                               ============    ===========     ============    ===============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12. SUBSEQUENT EVENTS

     On July 15, 1998, the Company entered into a definitive agreement to acquire the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") via a 100% coinsurance transaction for approximately $130,000,000 in cash. The transaction will include approximately $2,000,000,000 of universal life reserves and $3,000,000,000 of fixed annuity reserves. The Company plans to reinsure a large portion of the mortality risk associated with the acquired block of universal life business. Completion of this acquisition is expected by the end of calendar year 1998 and is subject to customary conditions and required approvals. Included in this block of business is approximately $250,000,000 of individual life business and $500,000,000 of group annuity business whose contract owners are residents of New York State ("the New York Business"). Approximately six months subsequent to completion of the transaction, the New York Business will be acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company, and the remainder of the business will be acquired by the Company via assumption reinsurance agreements between MBL Life and the respective companies, which will supersede the coinsurance agreement. The $130,000,000 purchase price will be allocated between the Company and its affiliate based on their respective assumed life insurance reserves.

     On August 20, 1998, the Parent announced that it has entered into a definite agreement to merge with and into American International Group, Inc. ("AIG"). Under the terms of the agreement, each share of the Parent's common stock (including Nontransferable Class B) will be exchanged for 0.855 shares of AIG's common stock. The transaction will be treated as a pooling of interests for accounting purposes and will be a tax-free reorganization. The transaction was approved by both the Parent's and AIG's shareholders on November 18, 1998, and, subject to various regulatory approvals, will be completed in late 1998 or early 1999.

                          VARIABLE ANNUITY ACCOUNT ONE

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 26, 1998


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account One


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account One, a separate account of Anchor National Life Insurance Company (the "Separate Account") at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1997


                           Foreign      Capital                      Natural     Growth and    Strategic
                         Securities   Appreciation     Growth       Resources     Income      Multi-Asset    Multi-Asset
                          Portfolio    Portfolio      Portfolio     Portfolio    Portfolio     Portfolio      Portfolio
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------
Assets:
 Investments in Anchor
  Series Trust,
  at market value       $ 33,257,767  $159,059,180  $207,917,633  $ 10,614,680  $ 41,472,585  $ 49,746,616  $125,326,006

Liabilities                        0             0             0             0             0             0             0
                        ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net Assets              $ 33,257,767  $159,059,180  $207,917,633  $ 10,614,680  $ 41,472,585  $ 49,746,616  $125,326,006
                        ============  ============  ============  ============  ============  ============  ============


Accumulation units
  outstanding              2,361,582     3,633,475     3,847,040       600,387     1,439,284     2,123,044     4,627,081
                        ============  ============  ============  ============  ============  ============  ============

Unit value of
  accumulation units    $      14.08  $      43.78  $      54.05  $      17.68  $      28.81  $      23.43  $      27.09
                        ============  ============  ============  ============  ============  ============  ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                December 31, 1997
                                   (Continued)


                                                                Government and    Money
                        High Yield    Target '98   Fixed Income  Quality Bond     Market
                        Portfolio     Portfolio     Portfolio     Portfolio      Portfolio      Total
                       ------------  ------------  ------------  ------------  ------------  ------------
Assets:
 Investments in
 Anchor Series Trust,
 at market value       $ 38,245,313  $  6,454,199  $ 17,650,940  $ 74,228,687  $ 67,592,036  $831,565,642

Liabilities                       0             0             0             0             0             0
                       ------------  ------------  ------------  ------------  ------------  ------------

Net Assets             $ 38,245,313  $  6,454,199  $ 17,650,940  $ 74,228,687  $ 67,592,036  $831,565,642
                       ============  ============  ============  ============  ============  ============


Accumulation units
  outstanding             1,504,242       324,910       635,818     2,545,802     3,754,544
                       ============  ============  ============  ============  ============

Unit value of
  accumulation units   $      25.42  $      19.86  $      27.76  $      29.16  $      18.00
                       ============  ============  ============  ============  ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1997


                                                           Market Value       Market
        Variable Accounts                      Shares      Per Share          Value             Cost
        -----------------                    ---------     ------------    ------------     ------------
  Foreign Securities Portfolio               2,916,843     $    11.40      $ 33,257,767     $ 33,417,676

  Capital Appreciation Portfolio             4,937,612          32.21       159,059,180      127,018,904

  Growth Portfolio                           7,688,135          27.04       207,917,633      161,735,051

  Natural Resources Portfolio                  736,061          14.42        10,614,680       10,915,338

  Growth and Income Portfolio                2,419,780          17.14        41,472,585       32,601,350

  Strategic Multi-Asset Portfolio            4,409,568          11.28        49,746,616       50,379,509

  Multi-Asset Portfolio                      9,268,789          13.52       125,326,006      111,983,881

  High Yield Portfolio                       4,566,044           8.38        38,245,313       38,529,798

  Target '98 Portfolio                         582,878          11.07         6,454,199        7,322,586

  Fixed Income Portfolio                     1,329,056          13.28        17,650,940       18,063,125

  Government and Quality Bond Portfolio      5,316,073          13.96        74,228,687       71,734,329

  Money Market Portfolio                    67,592,036           1.00        67,592,036       67,592,036
                                                                           ------------     ------------

                                                                           $831,565,642     $731,293,583
                                                                           ============     ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1997


                                   Foreign       Capital                    Natural     Growth and    Strategic
                                 Securities   Appreciation    Growth       Resources      Income      Multi-Asset   Multi-Asset
                                  Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
 Dividends and capital
 gains distributions            $  4,369,312  $ 13,692,727  $ 21,839,408  $    922,079  $    810,490  $  9,956,663  $ 20,865,876
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

 Total investment income           4,369,312    13,692,727    21,839,408       922,079       810,490     9,956,663    20,865,876
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Expenses:
 Mortality risk charge              (370,891)   (1,363,697)   (1,802,952)     (123,320)     (335,420)     (470,578)   (1,154,210)
 Expense risk charge                (144,236)     (530,327)     (701,148)      (47,958)     (130,441)     (183,003)     (448,859)
 Administration expense charge       (61,815)     (227,283)     (300,492)      (20,553)      (55,903)      (78,430)     (192,368)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

 Total expenses                     (576,942)   (2,121,307)   (2,804,592)     (191,831)     (521,764)     (732,011)   (1,795,437)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net investment income              3,792,370    11,571,420    19,034,816       730,248       288,726     9,224,652    19,070,439
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net realized gains (losses)
 from securities transactions:
 Proceeds from shares sold        19,991,464    95,117,390    53,423,553     6,635,096    10,274,400    13,733,933    31,456,759
 Cost of shares sold             (17,802,560)  (75,132,464)  (42,331,451)   (5,819,878)   (8,659,216)  (12,619,555)  (26,630,658)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net realized gains (losses)
 from securities transactions      2,188,904    19,984,926    11,092,102       815,218     1,615,184     1,114,378     4,826,101
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Net unrealized appreciation
 (depreciation) of investments:
 Beginning of period               6,333,053    32,305,586    26,740,960     2,417,142     2,297,824     3,393,136    14,583,979
 End of period                      (159,909)   32,040,276    46,182,582      (300,658)    8,871,235      (632,893)   13,342,125
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Change in net unrealized
 appreciation/depreciation
 of investments                   (6,492,962)     (265,310)   19,441,622    (2,717,800)    6,573,411    (4,026,029)   (1,241,854)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------

Increase (decrease) in net
 assets from operations         $   (511,688) $ 31,291,036  $ 49,568,540  $ (1,172,334) $  8,477,321  $  6,313,001  $ 22,654,686
                                ============  ============  ============  ============  ============  ============  ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                December 31, 1997
                                   (Continued)


                                                                            Government and      Money
                                  High Yield    Target '98     Fixed Income  Quality Bond       Market
                                  Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Total
                                -------------  -------------  -------------  -------------  -------------  -------------
Investment income:
 Dividends and capital
 gains distributions            $   3,809,535  $     724,705  $   1,589,913  $   5,295,217  $   3,741,569  $  87,617,494
                                -------------  -------------  -------------  -------------  -------------  -------------

 Total investment income            3,809,535        724,705      1,589,913      5,295,217      3,741,569     87,617,494
                                -------------  -------------  -------------  -------------  -------------  -------------

Expenses:
 Mortality risk charge               (348,798)       (69,838)      (168,844)      (755,898)      (669,203)    (7,633,649)
 Expense risk charge                 (135,644)       (27,160)       (65,662)      (293,960)      (260,246)    (2,968,644)
 Administration expense charge        (58,133)       (11,640)       (28,141)      (125,983)      (111,534)    (1,272,275)
                                -------------  -------------  -------------  -------------  -------------  -------------

 Total expenses                      (542,575)      (108,638)      (262,647)    (1,175,841)    (1,040,983)   (11,874,568)
                                -------------  -------------  -------------  -------------  -------------  -------------

Net investment income               3,266,960        616,067      1,327,266      4,119,376      2,700,586     75,742,926
                                -------------  -------------  -------------  -------------  -------------  -------------

Net realized gains (losses)
 from securities transactions:
 Proceeds from shares sold         27,605,371      3,280,160      6,138,018     38,850,379    126,536,710    433,043,233
 Cost of shares sold              (27,178,259)    (3,626,710)    (6,266,696)   (37,752,367)  (126,536,710)  (390,356,524)
                                -------------  -------------  -------------  -------------  -------------  -------------

Net realized gains (losses)
  from securities transactions        427,112       (346,550)      (128,678)     1,098,012              0     42,686,709
                                -------------  -------------  -------------  -------------  -------------  -------------

Net unrealized appreciation
 (depreciation) of investments:
 Beginning of period                 (219,378)      (880,902)      (603,449)     1,276,871              0     87,644,822
 End of period                       (284,485)      (868,387)      (412,185)     2,494,358              0    100,272,059
                                -------------  -------------  -------------  -------------  -------------  -------------

Change in net unrealized
 appreciation/depreciation
 of investments                       (65,107)        12,515        191,264      1,217,487              0     12,627,237
                                -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease) in
  net assets from operations    $   3,628,965  $     282,032  $   1,389,852  $   6,434,875  $   2,700,586  $ 131,056,872
                                =============  =============  =============  =============  =============  =============


                 See accompanying notes to financial statements.

                                     VARIABLE ANNUITY ACCOUNT ONE
                                                  OF
                                ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                  STATEMENT OF CHANGES IN NET ASSETS
                                          FOR THE YEAR ENDED
                                           December 31, 1997


                                 Foreign        Capital                      Natural     Growth and     Strategic
                               Securities    Appreciation      Growth       Resources      Income       Multi-Asset     Multi-Asset
                                Portfolio      Portfolio      Portfolio     Portfolio     Portfolio      Portfolio       Portfolio
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------
INCREASE (DECREASE)
  IN NET ASSETS:

From operations:
 Net investment income        $   3,792,370  $  11,571,420  $  19,034,816  $   730,248  $     288,726  $   9,224,652  $  19,070,439
 Net realized gains (losses)
 from securities transactions     2,188,904     19,984,926     11,092,102      815,218      1,615,184      1,114,378      4,826,101
 Change in net unrealized
  appreciation/depreciation
  of investments                 (6,492,962)      (265,310)    19,441,622   (2,717,800)     6,573,411     (4,026,029)    (1,241,854)
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Increase (decrease)
   in net assets from
   operations                      (511,688)    31,291,036     49,568,540   (1,172,334)     8,477,321      6,313,001     22,654,686
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

From capital transactions:
   Net proceeds from
   units sold                     1,340,294      5,216,333      5,179,345      452,447      1,235,348      1,275,977      2,868,789
   Cost of units redeemed        (8,526,572)   (27,213,722)   (36,981,375)  (2,497,928)    (6,765,125)   (10,218,773)   (26,267,427)
   Net transfers                 (2,952,541)    (4,079,471)    (1,363,288)  (1,626,683)     7,984,860     (1,226,216)      (567,810)
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Increase (decrease) in net
   assets from capital
   transactions                 (10,138,819)   (26,076,860)   (33,165,318)  (3,672,164)     2,455,083    (10,169,012)   (23,966,448)
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Increase (decrease) in net
 assets                         (10,650,507)     5,214,176     16,403,222   (4,844,498)    10,932,404     (3,856,011)    (1,311,762)
Net assets at beginning of
 period                          43,908,274    153,845,004    191,514,411   15,459,178     30,540,181     53,602,627    126,637,768
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Net assets at end of period   $  33,257,767  $ 159,059,180  $ 207,917,633  $10,614,680  $  41,472,585  $  49,746,616  $ 125,326,006
                              =============  =============  =============  ===========  =============  =============  =============


ANALYSIS OF INCREASE
 (DECREASE)IN UNITS OUTSTANDING:
 Units sold                          90,138        136,495        108,632       23,036         46,811         57,636        114,576
 Units redeemed                    (576,575)      (694,653)      (760,130)    (125,915)      (259,241)      (459,707)    (1,045,220)
 Units transferred                 (195,171)      (155,915)       (57,927)     (85,127)       305,885        (53,996)       (27,275)
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Increase (decrease)
 in units outstanding              (681,608)      (714,073)      (709,425)    (188,006)        93,455       (456,067)      (957,919)
Beginning units                   3,043,190      4,347,548      4,556,465      788,393      1,345,829      2,579,111      5,585,000
                              -------------  -------------  -------------  -----------  -------------  -------------  -------------

Ending units                      2,361,582      3,633,475      3,847,040      600,387      1,439,284      2,123,044      4,627,081
                              =============  =============  =============  ===========  =============  =============  =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1997
                                   (Continued)


                                                                           Government and     Money
                                 High Yield    Target '98     Fixed Income  Quality Bond      Market
                                 Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        TOTAL
                               -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE)
 IN NET ASSETS:

From operations:
 Net investment income         $   3,266,960  $     616,067  $   1,327,266  $   4,119,376  $   2,700,586  $  75,742,926
 Net realized gains
  (losses) from
  securities transactions            427,112       (346,550)      (128,678)     1,098,012              0     42,686,709
 Change in net unrealized
  appreciation/depreciation
  of investments                     (65,107)        12,515        191,264      1,217,487              0     12,627,237
                               -------------  -------------  -------------  -------------  -------------  -------------

  Increase (decrease)
   in net assets from operations   3,628,965        282,032      1,389,852      6,434,875      2,700,586    131,056,872
                               -------------  -------------  -------------  -------------  -------------  -------------

From capital transactions:
 Net proceeds from units sold        940,513        135,870        495,415      1,288,601      2,323,773     22,752,705
 Cost of units redeemed           (8,455,445)    (1,988,536)    (4,279,298)   (19,616,409)   (28,675,365)  (181,485,975)
 Net transfers                    (1,245,103)      (863,503)    (1,150,954)    (6,232,698)    20,243,048      6,919,641
                               -------------  -------------  -------------  -------------  -------------  -------------

 Increase (decrease)
  in net assets from
  capital transactions            (8,760,035)    (2,716,169)    (4,934,837)   (24,560,506)    (6,108,544)  (151,813,629)
                               -------------  -------------  -------------  -------------  -------------  -------------

Increase (decrease)
 in net assets                    (5,131,070)    (2,434,137)    (3,544,985)   (18,125,631)    (3,407,958)   (20,756,757)
 Net assets at
 beginning of period              43,376,383      8,888,336     21,195,925     92,354,318     70,999,994    852,322,399
                               -------------  -------------  -------------  -------------  -------------  -------------

Net assets at end of period    $  38,245,313  $   6,454,199  $  17,650,940  $  74,228,687  $  67,592,036  $ 831,565,642
                               =============  =============  =============  =============  =============  =============


ANALYSIS OF INCREASE
 (DECREASE) IN UNITS

 OUTSTANDING:
 Units sold                           38,857          7,019         18,700         46,551        131,421
 Units redeemed                     (347,800)      (102,260)      (162,220)      (709,795)    (1,623,557)
 Units transferred                   (59,196)       (43,959)       (44,384)      (212,780)     1,156,979
                               -------------  -------------  -------------  -------------  -------------

Increase (decrease)
 in units outstanding               (368,139)      (139,200)      (187,904)      (876,024)      (335,157)
 Beginning units                   1,872,381        464,110        823,722      3,421,826      4,089,701
                               -------------  -------------  -------------  -------------  -------------

 Ending units                      1,504,242        324,910        635,818      2,545,802      3,754,544
                               =============  =============  =============  =============  =============



                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996


                                                Foreign            Capital
                                              Securities        Appreciation         Growth
                                               Portfolio          Portfolio         Portfolio
                                             -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

From operations:
   Net investment income                     $      66,053      $   3,142,849      $   5,826,867
   Net realized gains (losses)
    from securities transactions                 2,955,432         16,667,478          3,842,213
    Change in net unrealized
    appreciation/depreciation
    of investments                               1,294,429          9,351,366         28,715,046
                                             -------------      -------------      -------------

   Increase in net assets from operations        4,315,914         29,161,693         38,384,126
                                             -------------      -------------      -------------

From capital transactions:
   Net proceeds from units sold                  1,410,072          7,145,137          5,740,680
   Cost of units redeemed                      (11,279,577)       (25,093,611)       (32,630,494)
   Net transfers                                   830,202          6,362,947         (3,138,749)
                                             -------------      -------------      -------------

Decrease in net assets from capital
   transactions                                 (9,039,303)       (11,585,527)       (30,028,563)
                                             -------------      -------------      -------------

Increase (decrease) in net assets               (4,723,389)        17,576,166          8,355,563
Net assets at beginning of period               48,631,663        136,268,838        183,158,848
                                             -------------      -------------      -------------

Net assets at end of period                  $  43,908,274      $ 153,845,004      $ 191,514,411
                                             =============      =============      =============


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                      101,568            220,156            154,082
   Units redeemed                                 (817,447)          (775,025)          (869,946)
   Units transferred                                55,372            151,068           (102,508)
                                             -------------      -------------      -------------

Decrease in units outstanding                     (660,507)          (403,801)          (818,372)
Beginning units                                  3,703,697          4,751,349          5,374,837
                                             -------------      -------------      -------------

Ending units                                     3,043,190          4,347,548          4,556,465
                                             =============      =============      =============


                                                Natural          Growth and         Strategic
                                               Resources           Income          Multi-Asset         Multi-Asset
                                               Portfolio          Portfolio         Portfolio           Portfolio
                                             -------------      -------------      -------------      -------------
From operations:
   Net investment income                     $     108,969      $   1,180,810      $   4,391,458      $  10,909,851
   Net realized gains (losses)
    from securities transactions                 1,421,152             53,053            904,577          3,575,292
   Change in net unrealized
    appreciation/depreciation
    of investments                                 446,833          3,542,062          1,577,274            618,523
                                             -------------      -------------      -------------      -------------

Increase in net assets from operations           1,976,954          4,775,925          6,873,309         15,103,666
                                             -------------      -------------      -------------      -------------

From capital transactions:
   Net proceeds from units sold                    743,539            768,762          1,394,909          2,667,676
   Cost of units redeemed                       (3,294,148)        (5,525,786)       (13,325,115)       (28,574,054)
   Net transfers                                (1,345,139)         1,394,678           (309,802)        (2,508,689)
                                             -------------      -------------      -------------      -------------

Decrease in net assets from capital
  transactions                                  (3,895,748)        (3,362,346)       (12,240,008)       (28,415,067)
                                             -------------      -------------      -------------        -----------

Increase (decrease) in net assets               (1,918,794)         1,413,579         (5,366,699)
Net assets at beginning of period               17,377,972         29,126,602         58,969,326        139,949,169
                                             -------------      -------------      -------------      -------------

Net assets at end of period                  $  15,459,178      $  30,540,181      $  53,602,627      $ 126,637,768
                                             =============      =============      =============      =============


ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                       39,724             37,337             72,078            127,230
   Units redeemed                                 (176,283)          (268,558)          (688,404)        (1,349,877)
   Units transferred                               (71,998)            56,482            (17,416)          (122,385)
                                             -------------      -------------      -------------      -------------

Decrease in units outstanding                     (208,557)          (174,739)          (633,742)        (1,345,032)
Beginning units                                    996,950          1,520,568          3,212,853          6,930,032
                                             -------------      -------------      -------------      -------------

Ending units                                       788,393          1,345,829          2,579,111          5,585,000
                                             =============      =============      =============      =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                December 31, 1996
                                   (Continued)


                                                                                 Government and       Money
                                High Yield       Target '98     Fixed Income      Quality Bond       Market
                                Portfolio        Portfolio        Portfolio        Portfolio        Portfolio         TOTAL
                              -------------    -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE)
 IN NET ASSETS:

From operations:
 Net investment income        $   3,812,311    $     911,409    $   1,447,852    $   5,073,281    $   2,895,390    $  39,767,100
 Net realized gains
 (losses) from securities
  transactions                       (8,626)        (161,868)         (24,260)       1,139,355                0       30,363,798
 Change in net unrealized
  appreciation/depreciation
  of investments                    335,948         (538,592)      (1,300,118)      (4,605,820)               0       39,436,951
                              -------------    -------------    -------------    -------------    -------------    -------------

  Increase in net assets
   from operations                4,139,633          210,949          123,474        1,606,816        2,895,390      109,567,849
                              -------------    -------------    -------------    -------------    -------------    -------------

From capital transactions:
 Net proceeds
 from units sold                  1,093,658          142,881          541,369        1,755,805        3,961,335       27,365,823
 Cost of units redeemed          (9,086,041)      (2,133,216)      (4,270,211)     (21,318,342)     (28,460,251)    (184,990,846)
 Net transfers                    3,313,583         (158,288)        (814,814)       2,922,447        3,414,162        9,962,538
                              -------------    -------------    -------------    -------------    -------------    -------------

  Decrease in net assets
   from capital transactions     (4,678,800)      (2,148,623)      (4,543,656)     (16,640,090)     (21,084,754)    (147,662,485)
                              -------------    -------------    -------------    -------------    -------------    -------------

Increase (decrease) in
 net assets                        (539,167)      (1,937,674)      (4,420,182)     (15,033,274)     (18,189,364)     (38,094,636)
Net assets at
 beginning of period             43,915,550       10,826,010       25,616,107      107,387,592       89,189,358      890,417,035
                              -------------    -------------    -------------    -------------    -------------    -------------

Net assets at end of period   $  43,376,383    $   8,888,336    $  21,195,925    $  92,354,318    $  70,999,994    $ 852,322,399
                              =============    =============    =============    =============    =============    =============


ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                        50,266            7,701           21,703           67,039          232,326
   Units redeemed                  (418,106)        (113,501)        (170,410)        (815,019)      (1,671,245)
   Units transferred                152,372           (8,240)         (33,552)         132,291          209,075
                              -------------    -------------    -------------    -------------    -------------

Decrease in units
 outstanding                       (215,468)        (114,040)        (182,259)        (615,689)      (1,229,844)
Beginning units                   2,087,849          578,150        1,005,981        4,037,515        5,319,545
                              -------------    -------------    -------------    -------------    -------------

Ending units                      1,872,381          464,110          823,722        3,421,826        4,089,701
                              =============    =============    =============    =============    =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Annuity Account One of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of twelve variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the twelve Variable Accounts and do not include balances allocated to the General Account.

        The investment objectives and policies of the twelve portfolios of the Trust are summarized below:

        The FOREIGN SECURITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests primarily in a diversified group of equity securities issued by foreign companies and primarily denominated in foreign currencies.

        The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

        The GROWTH AND INCOME PORTFOLIO seeks to provide high current income and long-term capital appreciation. This portfolio invests primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio invests in growth equity securities, aggressive growth equity securities, investment grade bonds, high-yield, high-risk bonds, international equity securities and money market instruments. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and transactions involving the future delivery of fixed-income securities ("Financial Futures Contracts") and options thereon as a hedge against changes in market conditions.

        The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio invests in growth equity securities, convertible securities, investment grade fixed-income securities and money market securities. This portfolio may also engage in transactions involving stock index futures contracts and options thereon, and Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

        The HIGH YIELD PORTFOLIO seeks high current income. A secondary investment objective is capital appreciation. This portfolio invests at least 65% of its assets in high-yielding, high-risk, income-producing corporate bonds, which generally carry ratings lower than those assigned to investment grade bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or which are unrated. This portfolio may also engage in transactions involving Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The TARGET '98 PORTFOLIO seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital. This portfolio invests primarily in zero coupon securities and current, interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign corporations. These investments will generally mature no later than November 15, 1998. Accordingly, effective January 1, 1998, no purchase payments or transfers into this portfolio are being accepted.

        The FIXED INCOME PORTFOLIO seeks a high level of current income consistent with preservation of capital. This portfolio invests primarily in investment grade, fixed-income securities and may engage in Financial Futures Contracts and options thereon as a hedge against changes in market conditions.

        The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's or AA or better by S&P.

        The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less. The portfolio will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:


       Years since Purchase                 Applicable Withdrawal
             Payment                          Charge Percentage
       --------------------                 ---------------------
       First                                         5%
       Second                                        4%
       Third                                         3%
       Fourth                                        2%
       Fifth                                         1%
       Sixth and beyond                              0%

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.      CHARGES AND DEDUCTIONS (continued)

        ANNUITY CHARGE: Contractholders may elect a lump sum payment or one of three annuity options. Option 1 provides a life income with installments guaranteed, Option 2 provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a contractholder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit.

        RECORDS MAINTENANCE CHARGE: An annual records maintenance charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. For contracts issued prior to September 1, 1987, the records maintenance charge will be assessed on December 31 of each calendar year. The charge will be waived on contracts for which the contract value is totally surrendered during the year. For contracts issued on or after September 1, 1987, the records maintenance charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year or if a transfer is made within 30 days of the issue date of the contract.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


2.      CHARGES AND DEDUCTIONS (continued)

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the annuitant and to provide a death benefit if the annuitant dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the records maintenance charge and the administrative expense charge. Both of these charges are guaranteed by the Company and cannot be increased.

        ADMINISTRATIVE EXPENSE CHARGE: The Company deducts an administrative expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The administrative expense charge is designed to cover those expenses which exceed the revenues from the records maintenance charge.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT ONE
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



3.      INVESTMENT IN ANCHOR SERIES TRUST

        The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 1997 consist of the following:


                                                  Cost of Shares         Proceeds from
        Variable Accounts                            Acquired             Shares Sold
        -------------------------------           --------------        ---------------
        Foreign Securities Portfolio              $   13,645,016        $    19,991,464
        Capital Appreciation Portfolio                80,611,951             95,117,390
        Growth Portfolio                              39,293,051             53,423,553
        Natural Resources Portfolio                    3,693,180              6,635,096
        Growth and Income Portfolio                   13,018,209             10,274,400
        Strategic Multi-Asset Portfolio               12,789,572             13,733,933
        Multi-Asset Portfolio                         26,560,749             31,456,759
        High Yield Portfolio                          22,112,296             27,605,371
        Target '98 Portfolio                           1,180,058              3,280,160
        Fixed Income Portfolio                         2,530,446              6,138,018
        Government and Quality Bond
           Portfolio                                  18,409,250             38,850,379
        Money Market Portfolio                       123,128,752            126,536,710
                                                 ===============        ===============


4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code ("the Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.